                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 13, 2002
                Date of report (Date of earliest event reported)


                                  AT&T CORP.


               (Exact Name of Registrant as Specified in Charter)


       NEW YORK                       1-1105                 13-4924710
    (State or Other               (Commission File          (IRS Employer
      Jurisdiction                     Number)             Identification No.)
    of Incorporation)


            295 NORTH MAPLE AVENUE, BASKING RIDGE, NEW JERSEY 07920 (Address of Principal Executive Offices, including Zip Code)


                                 (908) 221-2000
              (Registrant's telephone number, including area code)
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ITEM 5 OTHER EVENTS.

AT&T is filing unaudited pro forma combined condensed financial information included in Exhibit 99 as follows:

1. Unaudited Pro Forma introductory paragraphs.
2. Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2002.
3. Unaudited Pro Forma Combined Condensed Statements of Operations for the three months ended March 31, 2002 and 2001.
4. Unaudited Pro Forma Combined Condensed Statements of Operations for the years ended December 31, 2001, 2000 and 1999.
5. Notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          Exhibit 99 AT&T Corp. unaudited pro forma combined condensed financial results at and for the three months ended March 31, 2002, and for the years ended December 31, 2001, 2000 and 1999.

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Form 8-K AT&T Corp. August 13, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AT&T CORP.

                                /s/ N. S. Cyprus
                                ---------------------------------
                                By: N. S. Cyprus
                                    Vice President and Controller



August 12, 2002